UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2006

Grant Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50133	82-0490737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

64 East Winchester, Suite 205 Murray, Utah		84107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(801) 261-8736

 Copies to:
Gregory Sichenzia, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On January 24, 2006, Grant Life Sciences, Inc. dismissed Russell Bedford Stefanou Mirchandani LLP as its principal independent accountant. Effective January 24, 2006, we engaged Singer Lewak Greenbaum & Goldstein LLP as our new principal independent accountant. Our board of directors has approved the dismissal of Russell Bedford Stefanou Mirchandani LLP and the appointment of Singer Lewak Greenbaum & Goldstein LLP as our new principal independent accountants.

From the date of Russell Bedford Stefanou Mirchandani LLP's appointment through the date of their dismissal on January 24, 2006, there were no disagreements between our company and Russell Bedford Stefanou Mirchandani LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Russell Bedford Stefanou Mirchandani LLP would have caused Russell Bedford Stefanou Mirchandani LLP to make reference to the matter in its reports on our financial statements.. The report on the financial statements prepared by Russell Bedford Stefanou Mirchandani LLP for the fiscal period ending December 31, 2004 contained a paragraph with respect to our ability to continue as a going concern.

Prior to engaging Singer Lewak Greenbaum & Goldstein LLP, we did not consult Singer Lewak Greenbaum & Goldstein LLP regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Singer Lewak Greenbaum & Goldstein LLP, Singer Lewak Greenbaum & Goldstein LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountant from Russell Bedford Stefanou Mirchandani LLP to Singer Lewak Greenbaum & Goldstein LLP.

We provided Russell Bedford Stefanou Mirchandani LLP with a copy of this Current Report on Form 8-K on January 25, 2006, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Russell Bedford Stefanou Mirchandani LLP, dated January 25, 2006, is attached to this Form 8-K as an exhibit.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Russell Bedford Stefanou Mirchandani LLP, dated January 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Life Sciences, Inc.

Date: January 27, 2006	By:	/s/ Don Rutherford
Name: Don Rutherford Title: Chief Financial Officer